UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 05, 2021

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2021, Avista Corporation (Avista Corp. or the Company) announced that Major General (Retired) Julie Bentz, age 57, had been appointed by the Avista Corp. Board of Directors on August 5, 2021 and will join the board effective November 1, 2021.

Major General Bentz retired in 2019 after a successful 33 years spanning active, reserve and National Guard commissioned duty. She was a recent member of the staff of the White House National Security Council and the Homeland Security Council in the Executive Office of the President. While working at the White House, her roles included Senior Advisor for Emerging Technologies and Director of Strategic Capabilities. During her career, she held numerous roles in the Department of Defense at the Pentagon.

Major General Bentz will serve on the Environmental, Technology and Operations Committee and the Finance Committee of Avista Corp.'s Board. She fills the vacancy created when R. John Taylor retired from the Board on June 21, 2021.

Major General Bentz holds a Master of Science in National Security Strategy from the National Defense University, a doctorate and Master of Science in Nuclear Engineering from the University of Missouri, and a Bachelor of Arts in Radiological Health from Oregon State University.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release dated August 11, 2021, which is being filed pursuant to Item 5.02.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	August 11, 2021	/s/ Gregory C. Hesler
Gregory C. Hesler
Vice President, General Counsel
and Chief Compliance Officer